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Semi-annual Supplement - Feb. 15, 1996
Supplementing the IDS Federal Income Fund, Inc. Prospectus
(August 29, 1995)
Form No. S-6042 J (8/95)

The prospectus for the Fund is modified by adding the following information:

Proposed conversion to master/feeder structure

Subject to certain contingencies, the Fund intends to invest all of its assets in the Government Income Portfolio (the Portfolio) of Income Trust (the Trust), a separate investment company also managed by American Express Financial Corporation (AEFC), rather than directly investing in and managing its own portfolio of securities. The Fund anticipates this conversion will occur in early 1996.

The Portfolio has the same investment objectives, policies and restrictions as the Fund. The board of the Fund believes that by investing all of its assets in the Portfolio, the Fund will be in a position to realize directly or indirectly certain economies of scale inherent in managing a larger asset base. When the Fund converts to the master/feeder structure, the policies described in its prospectus will apply to both the Fund and the Portfolio.

Special considerations regarding master/feeder structure

This arrangement -- a fund investing its assets in a Portfolio with an identical investment objective -- is commonly known as a master/feeder structure. The Trust is a separate investment company. Therefore, the Fund's interest in securities owned by the Portfolio will be indirect. The board has considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio. The board believes that this approach offers opportunities for economies of scale. In determining to convert to a master/feeder structure, the board considered whether the aggregate of the fees of the Fund and the Portfolio will be more or less than if the Fund invested directly in the securities to be held by the Portfolio. The board negotiated certain expense reimbursement arrangements with AEFC to mitigate the impact of increases in aggregate costs, and believes that any additional costs not covered by such arrangements will be outweighed by the anticipated benefits to the Fund and its shareholders of conversion to a master/feeder structure.

The investment objective, policies and restrictions of the Portfolio are the same as those described in the Fund's prospectus under the captions "Investment policies and risks" and "Facts about investments and their risks."

To date, AEFC has sponsored and advised only traditionally structured funds that invest directly in a portfolio of securities and retain their own investment manager. Funds that invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and may be subject to additional regulations and risks as described in the next paragraphs.
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In addition to selling units to the Fund, the Portfolio may sell units to other affiliated and non-affiliated mutual funds and to institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the same Portfolio.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the board determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, the board would consider what action might be taken, including investing all assets of the Fund in another pooled investment entity or retaining an investment advisor to manage the Fund's assets in accordance with its investment objective. The investment objective of the Fund and its Portfolio can only be changed with shareholder approval. If the objective of the Portfolio changes and shareholders of the Fund do not approve a parallel change in the Fund's investment objective, the Fund would seek an alternative investment vehicle for the Fund or retain an investment advisor on its behalf.

Investors in the Fund should be aware that smaller funds investing in the Portfolio may be adversely affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher prorated operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. Institutional investors in the Portfolio that have a greater pro rata ownership than the Fund could have effective voting control over the operation of the Portfolio. Certain changes in the Portfolio's fundamental objectives, policies and restrictions could require the Fund to redeem its interest in the Portfolio. Any such withdrawal could result in a distribution of in-kind portfolio securities (as opposed to cash distribution). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, a distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

Wherever the Fund, as an investor in the Portfolio, is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of Fund shareholders. The Fund will vote its units in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Upon the implementation of the new fund structure, AEFC will provide investment management services to the Portfolio at the same annual rate currently paid by the Fund. See the prospectus section "Investment manager and
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transfer agent" for a complete description of the management and other expenses associated with the Fund's investment in the Portfolio.



Form No. S-6442
*Destroy July 29, 1996